Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Burney U.S. Factor Rotation ETF

(a series of EA Series Trust)

Ticker Symbol: BRNY

November 8, 2022

Supplement to the

Prospectus and Statement of Additional Information

both dated October 7, 2022

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information for Burney U.S. Factor Rotation ETF (BRNY).

Effective immediately, the Board of Trustees has elected to declare and distribute BRNY’s investment income, if any, to shareholders as dividends quarterly, instead of annually as previously disclosed. As of result of this change, the section of the Prospectus titled Dividends and Distributions found on page 20 has been updated to the following:

Dividends and Distributions

Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and to distribute all of its net investment income, if any, to shareholders as dividends on a quarterly basis. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

If you have any questions regarding BRNY, please call (215) 882-9983.

Please retain this Supplement with your Prospectus and Statement of Additional Information.